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                                                                    Exhibit 23.1

                      CONSENT OF KPMG CARDENAS DOSAL, S.C.

The Board of Directors and Stockholders
Corn Products International, Inc.


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-71573, 333-43525 and 333-43479) of Corn
Products International, Inc., of our report, dated January 30, 1998, on the consolidated financial statements of Arancia-CPC, S.A. de C.V. and subsidiary as of and for the year ended December 31, 1997 included herein, appearing in this Form 8-K/A.





Guadalajara, Mexico
February 12, 1999